FundX ETF
Schedule of Investments
June 30, 2026 (Unaudited)

INVESTMENT COMPANIES - 98.9%	Shares		Value
Core Funds - 98.9%
Invesco S&P 500 Momentum ETF (a)	136,022		$ 21,972,994
Invesco S&P 500 Pure Growth ETF (a)	341,918		21,831,464
Invesco S&P 500 Top 50 ETF	387,564		23,730,544
iShares Edge MSCI USA Momentum Factor ETF (a)	56,754		19,456,974
iShares Global 100 ETF (a)	119,706		16,351,839
iShares MSCI USA Value Factor ETF	105,996		21,179,061
iShares Russell Top 200 Growth ETF	58,053		16,871,363
Vanguard Growth ETF (a)	295,923		25,490,807
Vanguard Mega Cap Growth ETF (a)	32,930		2,894,876
Wisdomtree US Quality Growth Fund (a)	289,495		19,115,355
			188,895,277
TOTAL INVESTMENT COMPANIES (Cost $153,478,791)			188,895,277

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 15.2%	Units		Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.75% (b)	29,078,789		29,078,789
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $29,078,789)			29,078,789

MONEY MARKET FUNDS - 1.2%	Shares		Value
First American Government Obligations Fund - Class X, 3.57% (b)	2,283,872		2,283,872
TOTAL MONEY MARKET FUNDS (Cost $2,283,872)			2,283,872

TOTAL INVESTMENTS - 115.3% (Cost $184,841,452)			220,257,938
Liabilities in Excess of Other Assets - (15.3)%		(0.15295)	(29,219,421)
TOTAL NET ASSETS - 100.0%			$ 191,038,517

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of June 30, 2026. The fair value of these securities was $28,893,803.
(b)	The rate shown represents the 7-day annualized yield as of June 30, 2026.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

FundX ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Investment Companies	$ 188,895,277	$ –	$ –	$ 188,895,277
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	29,078,789
Money Market Funds	2,283,872	–	–	2,283,872
Total Investments	$ 191,179,149	$ –	$ –	$ 220,257,938

Refer to the Schedule of Investments for further disaggregation of investment categories.
(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.